UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

ADVANCED LIFE SCIENCES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Shareholder,

You recently received proxy materials in connection with the annual meeting of shareholders of Advanced Life Sciences Holdings, Inc. to be held on Thursday, April 8, 2010, and according to our latest records, your PROXY VOTE for this meeting HAS NOT YET BEEN RECEIVED.

Advanced Life Sciences is asking shareholders to vote on Proposal #1: To elect three (3) directors, each for a term of three (3) years;  Proposal #2: To ratify the appointment by the audit committee of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010; Proposal #3: To amend our articles of incorporation to increase the number of authorized shares from 125,000,000 to 625,000,000, including an increase in the number of authorized shares of common stock from 120,000,000 to 620,000,000; Proposal #4: To amend the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the “Plan”) to provide 2,000,000 additional stock options for grant under the Plan.; and Proposal #5:  To authorize the board of directors to effect a reverse stock split of our common stock at any time before April 8, 2011 at a specific ratio to be determined by the board of directors within a range from 1-for-2 to 1-for-30 and, if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors.  Please refer to the proxy materials previously mailed to you for additional information.

The Board of Directors fully recommends a “FOR” vote on all five proposals.

Regardless of the number of shares you own, it is important that they be represented at the annual shareholders meeting. Your vote matters to us and we need your support.

Please vote your shares now so that your vote can be counted without delay. Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the stockholders meeting:

•                  VOTE BY TOUCHTONE PHONE: You may cast your vote by calling 1-866-540-5760. You will need to reference the control number that is found on the proxy card you received by mail.

•                  VOTE THROUGH THE INTERNET: You may cast your vote by logging into: http://www.proxyvoting.com/adls.  You will need to reference the control number that is found on the proxy card you received by mail.

•                  VOTE BY MAIL: You may cast your vote by mail by signing, dating and mailing the proxy card that you received by mail.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

If you have any questions relating to the shareholders meeting, voting your shares, or need to request additional proxy materials, you may call our proxy solicitation advisors The Altman Group toll-free at 1-800-217-0538 between the hours of  9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

We appreciate your support.

IF YOU HAVE RECENTLY MAILED YOUR PROXY OR CAST YOUR VOTE BY PHONE OR OVER THE INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

1440 Davey Road Woodridge, IL 60517 (Phone) 630.739.6744 (Fax) 630.739.6754 www.advancedlifesciences.com

Company Contact: Joe Camp 630-754-4352 Email: jcamp@advancedlifesciences.com
April 1, 2010

Advanced Life Sciences Announces Upcoming

Shareholder Meeting and Proxy Vote

CHICAGO, IL, April 1, 2010/PRNewswire/: — Advanced Life Sciences Holdings, Inc. (OTCBB: ADLS),  will conduct its annual shareholder meeting at 11:00 am (central time) on Thursday, April 8, 2010 at the Company’s offices located at 1440 Davey Road, Woodridge, IL 60517.

The Company issued a reminder to those shareholders that received proxy materials in connection with the annual meeting of shareholders and have not yet voted that their vote is important. Only shareholders who held the Company’s stock as of the record date of February 8, 2010 are eligible to vote.  Those shareholders that have received proxy materials should utilize one of the options below to ensure that their vote is promptly recorded in time for the shareholders meeting:

•                  VOTE BY TOUCHTONE PHONE:  Votes may be cast by calling 1-866-540-5760. Shareholders will need to reference the control number that is found on the proxy card received by mail.

•                  VOTE THROUGH THE INTERNET: Votes may be cast by logging into: http://www.proxyvoting.com/adls.  Shareholders will need to reference the control number that is found on the proxy card received by mail.

•                  VOTE BY MAIL: Shareholders may cast their vote by mail by signing, dating and mailing the proxy card that was received by mail.

Those shareholders that have any questions relating to the shareholder meeting, voting methods, or need to request additional proxy materials should call the Company’s proxy solicitation advisors The Altman Group toll-free at 1-800-217-0538 between the hours of  8:00 a.m. and 9:00 p.m. (central time), Monday through Friday.

Advanced Life Sciences plans to issue a press release detailing the results of the vote promptly following the meeting.

About Advanced Life Sciences

Advanced Life Sciences is a biopharmaceutical company engaged in the discovery, development and commercialization of novel drugs in the therapeutic areas of infection, cancer and respiratory diseases. The Company’s lead candidate, Restanza, is a novel once-a-day oral antibiotic in late-stage development for the treatment of respiratory tract infections including CABP and biodefense pathogens including anthrax, plague and tularemia. For more information, please visit us on the web at www.advancedlifesciences.com or follow us on twitter at http://twitter.com/advancedlifesci.

Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties include, among others, those relating to technology and product development, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in Advanced Life Sciences’ filings with the Securities and Exchange Commission.  Advanced Life Sciences undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise.

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